UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2026

ONEMEDNET CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40386	86-2076743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6385 Old Shady Oak Road, Suite 250

Eden Prairie, MN 55344

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 800-918-7189

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONMD	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	ONMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2026, OneMedNet Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) as a virtual meeting online via live audio webcast, at which the Company’s stockholders approved an amendment and restatement of the OneMedNet Corporation Amended and Restated 2022 Equity Incentive Plan (as amended and restated, the “2022 Plan”). The 2022 Plan was amended to increase the number of authorized shares under the 2022 Plan by 1,000,000 shares. The 2022 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the 2022 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on August 19, 2026 (the “Proxy Statement”). The summaries of the 2022 Plan set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2022 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on September 18, 2026, as a virtual meeting online via live audio webcast. At the Annual Meeting, there were 41,841,452 votes represented either in person or by proxy, or 70.57% of the votes entitled to be cast at the Annual Meeting, which represented a quorum. The Company’s stockholders voted on, and approved, the following proposals at the Annual Meeting:

Proposal 1. Election of three Class III directors to the Board of Directors to serve three-year terms expiring at our 2029 Annual Meeting of Stockholders.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dr. Kenneth Alleyne	36,342,215	150,268	5,348,969
Sherry Coonse McCraw	36,343,428	149,055	5,348,969
Dr. Jeffrey Yu	36,308,073	184,410	5,348,969

Proposal 2. Ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,660,426	138,717	42,309	—

Proposal 3. Approval of the OneMedNet Corporation Amended and Restated 2022 Equity Incentive Plan to increase the available share reserve by 1,000,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,528,269	1,868,479	95,735	5,348,969

Proposal 4. Approval of an amendment to the Company’s third amended and restated certificate of incorporation, as amended, to effect a reverse stock split of our common stock at a ratio ranging from any whole number between 1-for-5 and 1-for-20, as determined by the Board of Directors in its discretion.

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,068,200	739,329	33,923	—

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	OneMedNet Corporation Amended and Restated 2022 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2026

ONEMEDNET CORPORATION

By:	/s/ Aaron Green
Aaron Green
Chief Executive Officer